UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RS INVESTMENT TRUST
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RS INVESTMENT TRUST
388 Market Street
Suite 1700
San Francisco, CA 94111

November 1, 2005

Dear Shareholder:

You are cordially invited to attend a Meeting of Shareholders of RS Investment Trust to be held on December 6, 2005, at 8:00 a.m., Pacific Time, at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California.

The Trust’s Board of Trustees is seeking your vote for the re-election of each of the Trustees, as described in the attached Notice and Proxy Statement.

Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose. If you hold shares in more than one Fund, you must return a proxy card for each of the Funds. You can also record your voting instructions by telephone or via the Internet.

We look forward to receiving your vote.

Sincerely,

LEONARD B. AUERBACH
Co-Chairman of the Board

JEROME S. CONTRO
Co-Chairman of the Board

RS INVESTMENT TRUST

RS Diversified Growth Fund The Information Age Fund® RS Smaller Company Growth Fund	RS Emerging Growth Fund RS Internet Age Fund® RS Value Fund RS Partners Fund	RS Growth Fund RS MidCap Opportunities Fund RS Global Natural Resources Fund

388 Market Street, Suite 1700 San Francisco, California 94111

Notice of a Meeting of Shareholders

To Shareholders of RS Investment Trust (the “Trust”):

Notice is hereby given that a meeting of the shareholders of the Trust (the “Meeting”) will be held at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California, on December 6, 2005 at 8:00 a.m., Pacific Time, for the following purposes:

ITEM 1.	To elect Messrs. Leonard B. Auerbach, Jerome S. Contro, John W. Glynn, Jr., and Michael G. McCaffery to serve as Trustees of the Trust; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE TRUSTEES RECOMMEND
THAT YOU VOTE IN FAVOR OF ITEM 1.

Only the Trust’s shareholders of record as of the close of business on October 5, 2005, are entitled to notice of and to vote at the Meeting.

By order of the Trustees,

BENJAMIN L. DOUGLAS
Secretary

November 1, 2005

Your vote is important. We would appreciate your promptly voting, signing, and returning the enclosed proxy or recording your voting instructions by telephone or via the Internet, which will help avoid the additional expense of a second solicitation for the Trust. The enclosed addressed envelope requires no postage and is provided for your convenience. Shareholders are urged to sign and return the enclosed proxy card in the enclosed envelope so as to be represented at the Meeting.

RS INVESTMENT TRUST
388 Market Street
Suite 1700
San Francisco, CA 94111

November 1, 2005

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of RS Investment Trust (the “Trust”) to be used at the Meeting of Shareholders of the Trust (the “Meeting”) to be held at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California, at 8:00 a.m. (Pacific Time) on December 6, 2005, for the purposes set forth in the accompanying Notice of a Meeting of Shareholders (the “Notice”).

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

Shareholders of record at the close of business on October 5, 2005 (the “Record Date”), will be entitled to vote at the Meeting. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate vote. As of the Record Date, there were 269,094,966.7240 outstanding shares of the Trust.

The mailing address of the Trust and each Fund is 388 Market Street, Suite 1700, San Francisco, California 94111. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about November 1, 2005. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of Computershare Fund Services, Inc. has been retained to assist in the solicitation of proxies at a cost that is not expected to exceed $50,000, although actual costs may be substantially higher. The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, are borne by the Trust.

The Trust will furnish to you upon request, without charge, a copy of the Funds’ annual report for the fiscal year ended December 31, 2004, and a copy of the Funds’ semi-annual report for the six-month period ended June 30, 2005. Please direct any such requests by telephone to the Trust at 1-800-766-FUND or by writing to the Trust at 388 Market Street, Suite 1700, San Francisco, California 94111.

ITEM 1.   ELECTION OF TRUSTEES

The Board has fixed the number of Trustees at four. The Nominating Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or of the Trust. Those Trustees who are not “interested persons” of the Funds or of the Trust are referred to as “Independent Trustees” throughout this Proxy Statement. The Nominating Committee has recommended that the Board nominate for election by shareholders Messrs. Leonard B. Auerbach, Jerome S. Contro, John W. Glynn, Jr., and Michael G. McCaffery, who are described in the following pages, and the Board has nominated such individuals. Each of the nominees currently serves as a Trustee of the Trust. The Board recommends that you vote in favor of their election.

Each nominee has agreed to serve as a Trustee if elected. However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted in accordance with the judgment of the persons named as proxies in the enclosed form of proxy. The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age. The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for the annual election of Trustees. Mr. Contro has been nominated for election to the Board of Trustees of the Janus funds. If Mr. Contro is elected to that Board of Trustees, it is not certain whether, or for how long, he would remain a Trustee of the Trust.

The following table provides information about the nominees for Trustees. Each nominee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.

Trustee Nominees

Name and Age	Position(s) Held with Trust	Length of Service†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees
Leonard B. Auerbach Age 59	Trustee; Co-Chairman of the Board	Since June 1987	Chairman and CEO, L, B, A & C., Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	10	Director, Luminent Mortgage Capital, Inc.
Jerome S. Contro Age 49	Trustee; Co-Chairman of the Board	Since June 2001	Partner, Tango Group, a private investment firm; formerly, Managing Director, Nuveen, a public investment management firm.	10	Nominated for election to the Board of Trustees of the Janus funds
John W. Glynn, Jr. Age 65	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	10	N/A

Interested Trustee
Michael G. McCaffery* Age 52	Trustee	Since May 2002	President and CEO, Stanford Management Company, an investment management firm; formerly Chairman and CEO, Robertson, Stephens & Company, Inc., an investment banking firm.	10	N/A

†	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

*	Although not an “interested person”, as defined in the 1940 Act, of the Trust or RS Investment Management, L.P. (“RSIM, L.P.”), the Trustees have chosen to treat Mr. McCaffery as if he were such an interested person due to his previous relationship with RSIM, L.P. The Trustees may at any time in the future determine not to treat him as an interested person.

The address of each Trustee is c/o RS Investment Management, 388 Market Street, Suite 1700, San Francisco, CA 94111.

Information about the Funds, including information about their investment adviser (RSIM, L.P., being sometimes referred to in this Proxy Statement as “RS Investments”), administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under “Fund Information” beginning on page 9.

Each Fund is a series of shares of the Trust. Shares of all Funds shall vote as a single class for the Trustees. Shareholders have no cumulative voting rights.

Required Vote

The nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

The Trustees of the Trust unanimously recommend that the shareholders of the Trust vote to elect each of the nominees as a Trustee of the Trust.

Committees

The Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. The Board has two standing committees — the Audit Committee and the Nominating Committee, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members
AUDIT COMMITTEE	3
Oversees the accounting and financial reporting process of the Trust and each of the Funds and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers. The Committee is also responsible for overseeing the quality and integrity of the Trust’s financial statements and the independent audit thereof. The Committee also oversees, or, as appropriate, assists Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits. The Committee also approves prior to appointment the engagement of the Trust’s independent registered accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm, and to act as a liason between the Trust’s independent registered public accounting firm and the full Board.
			Auerbach*, Contro*, Glynn*

NOMINATING COMMITTEE	0
Supervises the nominations and elections of independent Trustees of the Trust. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.
			Auerbach*, Contro*, Glynn*

*	Independent Trustees.

In the fiscal year of the Trust ended December 31, 2004, the Trustees of the Trust met six times. Each of Messrs. Auerbach, Contro, Glynn, and McCaffery attended all of the meetings.

Nominating Committee

The Trustees have adopted a written charter for the Nominating Committee, a copy of which is included as Schedule A to this Proxy Statement. The Trust currently does not maintain a website on which the charter is available.

The Nominating Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers, or shareholders or any other source deemed appropriate by the Nominating Committee. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee of the Board has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trust’s Nominating Committee Charter, attached to this Proxy Statement as Schedule A.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholders’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Share Ownership

As of October 5, 2005, the Trustees and officers of the Trust did not own 1% or more of the outstanding shares of any class of any Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee (i) in the Funds and (ii) on an aggregate basis, in all Funds of the Trust overseen by the Trustee as of August 1, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Funds (1)	Aggregate Dollar Range of Equity Securities in All Funds
Independent Trustees
Leonard B. Auerbach	RS Emerging Growth Fund >$100,000	>$100,000

RS Growth Fund >$100,000

RS Internet Age Fund® $50,001 – $100,000

RS MidCap Opportunities Fund $10,001 – $50,000

RS Smaller Company Growth Fund $50,001 – $100,000

RS Partners Fund >$100,000

RS Value Fund >$100,000

Jerome S. Contro	RS Emerging Growth Fund $10,001 – $50,000	>$100,000

RS MidCap Opportunities Fund $10,001 – $50,000

RS Smaller Company Growth Fund $50,001 – $100,000

RS Global Natural Resources Fund $10,001 – $50,000

RS Partners Fund >$100,000

John W. Glynn, Jr.	RS Emerging Growth Fund $10,001 – $50,000	>$100,000

RS Smaller Company Growth Fund >$100,000

Interested Trustee
Michael G. McCaffery	RS Emerging Growth Fund >$100,000	>$100,000

(1)	Includes indirect notional interests of Independent Trustees under the Trust’s deferred compensation plan.

Shareholder Communications with the Board

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees, RS Investment Trust, c/o Chief Compliance Officer, 388 Market Street, San Francisco, CA 94111. Shareholders may mail written communications to the Independent Trustees, RS Investment Trust, c/o Chief Compliance Officer, 388 Market Street, San Francisco, CA 94111. In addition, shareholders may also send e-mails to the Independent Trustees at trustees@rsinvestments.com. Shareholder communications must be (i) in writing and signed by the shareholder (or, in the case of e-mail, have the shareholder’s name at the end of the message) and (ii) identify the series (and, if applicable, class) and number of shares of the Trust held by the shareholder.

Trustee Compensation Table

The table below sets forth the compensation received by the Trustees during fiscal year 2004 for each Fund and the aggregate compensation paid to the Trustees by all the Funds of the Trust. Beginning in April 2005, each Trustee who is not an officer or employee of RS Investments or its affiliates receives a quarterly fee of $20,000 from the Trust. The Trust does not pay any compensation to its officers or to Trustees who are affiliated with RS Investments.

Name of Funds	Leonard B. Auerbach	Jerome S. Contro	John W. Glynn, Jr.
RS Diversified Growth Fund	$18,916	$18,916	$18,916
RS Emerging Growth Fund	$28,153	$28,153	$28,153
RS Growth Fund	$4,034	$4,034	$4,034
The Information Age Fund®	$3,489	$3,489	$3,489
RS Internet Age Fund®	$2,249	$2,249	$2,249
RS MidCap Opportunities Fund	$2,906	$2,906	$2,906
RS Smaller Company Growth Fund	$3,826	$3,826	$3,826
RS Global Natural Resources Fund	$5,264	$5,264	$5,264
RS Partners Fund	$24,341	$24,341	$24,341
RS Value Fund	$6,822	$6,822	$6,822
Total Cash Compensation From Fund Complex*	$100,000	$100,000	$100,000

*	In addition to each disinterested Trustee’s regular annual 2004 compensation of $60,000 ($15,000 per calendar quarter during the period), the Trust compensated each Independent Trustee in the amount of $40,000 in recognition of his increased workload during 2004. RS Investments reimbursed the Trust for this additional $120,000 expense. Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the

Plan. Since October 1, 2003, the Independent Trustees have directed that all of their regular Trustee compensation be invested in the Funds as part of the Plan. As of December 31, 2004, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $232,488, for Mr. Contro was $266,249, and for Mr. Glynn was $254,627.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser and Administrator

RSIM, L.P., a California limited partnership, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. Each of RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund has entered into an Administrative Services Agreement with RS Investments pursuant to which RS Investments provides business management services to the Funds and generally manages all of the business affairs of the Funds, subject to the general oversight of the Trustees. No fees are payable by the Funds under the Administrative Services Agreement.

The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp. (an affiliate of PFPC Distributors, Inc., the Funds distributor) (“PFPC”), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2004, and has been selected as the independent registered public accounting firm for fiscal year 2005 for all Funds.

Representatives from PricewaterhouseCoopers LLP are not expected to attend the meeting. However, if requested in writing by any shareholder at least five days prior to the date of the meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

The Audit Committee pre-approves at least annually audit and non-audit services provided by PricewaterhouseCoopers LLP that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

Schedule B attached hereto includes tables that set forth for the Trust, for its two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust that related directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees for services traditionally performed by PricewaterhouseCoopers LLP, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

(iii)	Tax Fees — fees for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with the audits, employee benefit plans, and requests for ruling or technical advice from tax authorities.

(iv)	All Other Fees — fees for services relating to accounting for fund mergers and examination of investment management controls.

Schedule B attached hereto also sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, for the Trust’s two most recent fiscal years, for non-audit services rendered to the Trust and to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Executive Officers

The following table provides information about the current executive officers of the Trust. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer’s principal occupation is as an employee or officer of RSIM, L.P., RSIM, Inc., or their affiliates. Each officer’s principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

Name and Age	Position(s) Held with Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)
Terry R. Otton Age 51	President, Principal Executive Officer, Treasurer, Principal Financial and Accounting Officer
President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004 – September 2005; Treasurer and Principal Financial and Accounting Officer since May 2004

CEO and CFO (prior to September 2005, Co-CEO, COO, and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm; previously, Chief Financial Officer, Robertson, Stephens & Company, Inc., an investment banking firm.

Benjamin L. Douglas Age 38	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.

John J. Sanders, Jr. Age 60	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004
Chief Compliance Officer,
RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm; previously, Compliance Director of the broker-dealer, Robertson, Stephens & Company, Inc.

(1)	Date first appointed to serve as an officer of the Trust. Each officer has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

The Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The

Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Interests of Certain Persons

Schedule C attached hereto sets forth, as of October 5, 2005, to the best knowledge of the Trust, the shareholders who owned of record more than 5% of the outstanding shares of such Fund. The Trust is not aware of any shareholder who owned beneficially 5% or more of a Fund’s outstanding shares as of October 5, 2005.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Leonard B. Auerbach, Jerome S. Contro, John W. Glynn, and Michael G. McCaffery, as Trustees of the Trust (if still available for election).

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees.

The Amended and Restated Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting.

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any nominee is unable to serve or for good cause will not serve or if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted for the election of any other person in place of such nominee and on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date, and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Adjournment

In the event that there is not a quorum or sufficient votes in favor of the election of any nominee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust’s Amended and Restated Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a nominee. They will vote against any such adjournment those proxies by which they have been instructed to withhold votes for all nominees. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders

The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2006. Shareholder proposals for inclusion in the Trust’s Proxy Statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

SCHEDULE A

RS INVESTMENT TRUST
NOMINATING COMMITTEE
CHARTER
AS AMENDED AS OF SEPTEMBER 15, 2004

A.	Mission Statement.

The Nominating Committee (the “Committee”) is intended to assist the Board of Trustees of the RS Investment Trust (the “Trust”) in effectively performing its duty to fill vacancies under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable law. The responsibilities of the Committee are to supervise the nominations and elections of independent trustees of the Trust.

B.	Members and Qualifications.

1.	The Committee shall consist of all of the independent trustees of the Trust, i.e., each trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and the rules and regulations thereunder.

C.	Meetings.

1.	The Committee shall meet separately from the full Board of Trustees.

2.	The Committee may hold meetings at such times and locations as the Committee may determine.

3.	The agenda and minutes for each meeting of the Committee shall be prepared and maintained by counsel to the independent trustees or, in the absence of such counsel, by such other person as may be appointed by the Committee.

4.	At any meeting of the Committee a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

5.	The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

D.	Organizational Matters.

1.	The Committee may seek advice from counsel for the Fund or for the independent trustees.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.	Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Trust.

E. Nomination of Independent Trustees.

1.	The Committee shall nominate, for consideration by the shareholders or the Board of Trustees in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of the Trust.

2.	The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

3.	In making nominations under paragraph E.1 the Committee shall evaluate candidates’ qualifications for Board membership, their independence from RS Investment Management, L.P. and its affiliates (“RS Investments”) and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with RS Investment Management or other service providers.

4.	In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser or any subadviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

5.	The Committee shall not nominate any individual to the Board if the addition of such individual to the Board would cause more than 25 percent of the members of the Board to be persons who either (a) have been directors, officers, or employees of RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, “RS”) during the preceding 10 years or (b) are interested persons, as defined in the 1940 Act, of any RS Fund or of RS.

6.	In making nominations under paragraph E.1, the Committee shall (a) provide RS Investments with an opportunity to suggest candidates to serve as independent Trustees and (b) afford RS Investments an opportunity to meet with and comment upon other candidates considered by the Committee.

7.	The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

F.	Effectiveness of the Committee.

The Committee shall at each Meeting consider whether any steps should be taken to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Appendix A to Schedule A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 25, 2004)

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

SCHEDULE B

Independent Registered Public Accounting Firm Fees

Fees for services rendered to the Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2003	$384,000	$—	$79,300	$5,500
December 31, 2004	$414,720	$—	$82,080	$—

*	Fees are exclusive of out of pocket expenses.

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust if the engagement related directly to the operations and financial reporting of the Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2003	$—	$—	$—
December 31, 2004	$45,000	$35,000	$135,000

*	Fees are exclusive of out of pocket expenses.

During the periods indicated in the table above, no services relating to the “Audit-Related Fees”, “Tax Fees” and “All Other Fees” disclosed above were approved by the Trust’s audit committee pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Trust, and rendered to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $186,950 for 2003 and $475,990 for 2004 (in each case, exclusive of out of pocket expenses).

B-1

SCHEDULE C

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Diversified Growth Fund
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	4,385,508.2240	20.55%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	2,396,846.4820	11.23%

Fidelity Investments Institutional Operations Co. Inc. (FIIOC) as Agent Certain Employee Benefit Plan 100 Magellan Way #KW1C Covington, KY 41015-1999	1,369,917.0330	6.42%

RS Emerging Growth Fund
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	5,980,739.6850	19.55%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	3,364,928.3230	11.00%

Fidelity Investments Institutional Operations Co. Inc. (FIIOC) As Agent Certain Employee Benefit Plan 100 Magellan Way #KWIC Covington, KY 41015-1999	1,757,716.3850	5.75%

RS Growth Fund
Union Bank Trust Nominee FBO Select Benefit Omnibus PO Box 85484 San Diego, CA 92186-5484	716,434.5820	6.18%

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	2,474,105.8570	21.33%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	1,515,298.6010	13.06%

The Information Age Fund®
National Financial Services Corp. FBO The Exclusive Benefit of our Customers 511 Pine Street Seattle, WA 98101-1709	966,694.7740	16.74%

Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	1,729,640.6570	29.95%

RS Internet Age Fund®
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	3,552,905.0270	32.47%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	1,380,246.2420	12.61%

RS MidCap Opportunities Fund
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	2,679,162.5630	16.61%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	1,846,972.6210	11.45%

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

Investors Bank & Trust Co. TTEE Cust For Various Retirement Plans Terry Degatano TTEE 4 Manhattanville Road MD 2-41 Purchase, NY 10577-2139	3,810,979.3840	23.62%

RS Smaller Company Growth Fund
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	963,948.7790	9.62%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	624,196.6330	6.23%

Citigroup Global Markets Inc. 388 Greenwich Street 333 W. 34th Street New York, NY 10001-2402	1,829,050.7890	18.25%

FMTC TTEE FBO Delta Airlines 82 Devonshire Street Boston, MA 02109-3605	971,225.3080	9.69%

Fidelity Investments Institutional Operations Co. Inc. (FIIOC) As Agent Certain Employee Benefit Plan 100 Magellan Way #KW1C Covington, KY 41015-1999	990,246.1670	9.88%

Union Central Life Insurance Co. Attn Roberta Ujvary 1876 Waycross Road Cincinnati, OH 45240-2899	706,524.6680	7.05%

Smith Barney 401(k) Advisor Group Citigroup Institutional Trust Co. 400 Atrium Drive Somerset, NJ 08873-4162	577,550.2290	5.76%

RS Global Natural Resources Fund
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041-3299	2,761,338.6520	5.80%

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

Charles Schwab & Co. Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	15,903,084.1050	33.43%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	11,116,823.2280	23.37%

RS Partners Fund
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041-3299	2,860,258.9910	5.12%

Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	14,686,707.7060	26.30%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	12,414,076.1410	22.23%

RS Value Fund
Charles Schwab & Co., Inc. Reinvest Account FBO Customers Account Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	18,435,125.5460	31.10%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	18,539,021.4240	31.28%

National Investor Services 55 Water Street, 32nd Floor New York, NY 10041-0028	3,542,926.4220	5.98%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet or telephone – it’s easy and confidential.

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

–	Read the proxy statement and have your proxy card available.
–	Go to https://vote.proxy-direct.com and follow the on screen directions.

Vote by Telephone:

–	Read the proxy statement and have your proxy card available.
–	Call toll free 1-866-241-6192 and follow the recorded instructions provided to cast your vote.

Please detach at perforation before mailing.

                                                                          RS INVESTMENT TRUST                                                              PROXY
PROXY FOR THE MEETING OF SHAREHOLDERS
DECEMBER 6, 2005

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas and John J. Sanders, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Investment Trust, on December 6, 2005, at 8:00 a.m. (Pacific Time), and at any adjournments thereof, all of the shares of RS Investment Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES. IF ANY NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

_____________________________________________________

_____________________________________________________

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

____________________________________________________________

Shareholder sign here

____________________________________________________________

Co-owner sign here

____________________________________________________________

Date                                                                              RSI_15617

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

FUND	FUND
Fundname Drop In 1	Fundname Drop In 2
Fundname Drop In 3	Fundname Drop In 4
Fundname Drop In 5	Fundname Drop In 6
Fundname Drop In 7	Fundname Drop In 8
Fundname Drop In 9	Fundname Drop In 10

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

PROPOSAL BY THE TRUST

1.	Proposal to elect Trustees:
	01. Leonard B. Auerbach 02. Jerome S. Contro 03. John W. Glynn, Jr. 04. Michael G. McCaffery	For All	Withhold All	For All (Except as marked to the contrary at the left)

	To withhold your vote from any individual nominee, write the nominee’s name in the space provided below.	☐	☐	☐

RSI_15617